UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported):  August 8, 2005

Franklin Lake Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-21812	52-2352724
State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

172 Starlite Street, So. San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 588-0425

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    -    Other Events

At its Annual Meeting of Stockholders on August 8, 2005, in Las Vegas, Nevada, the Registrant plans to provide two information items to its stockholders. The Registrant received both information items from Arrakis, Inc., a testing and consulting firm in Denver.

Item 1: Franklin Lake Power Point Slide - Potential Conceptual Process Flow Diagram 1; Phase 1 Test Results and Test Observations; and, Phase 2 Test Plans and Test Status

Item 2: Arrakis, Inc., and MR3 Systems, Inc., Power Point Slide: - Presentation of Franklin Lake Phase 1 and II Test results to Share Holders

The items noted above are included as exhibits to this Form 8-K.

Item 9.01    -    Exhibits

Exhibit No. 99.1    -     Franklin Lake Power Point Slide

Exhibit No. 99.2    -    Arrakis, Inc., and MR3 Systems, Inc., Power Point Slide:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 8, 2005

By:	/s/ Fr. Gregory Ofiesh
President, Chief Executive Officer